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                                                                    EXHIBIT 10.4


                           NCI BUILDING SYSTEMS, INC.

                         NONQUALIFIED STOCK OPTION PLAN

                 [AMENDED AND RESTATED AS OF DECEMBER 12, 1996]



         On April 11, 1989, the Board of Directors of NCI Building Systems, Inc. (then named National Components Incorporated), a Delaware corporation (the "Company"). adopted the Nonqualified Stock Option Plan (the "Plan"). The Company subsequently has amended the Plan from time to time.

         On December 12, 1996, the Board of Directors of the Company amended and restated the Plan in its entirety to, among other things, increase the number of shares of Common Stock that may be made the subject of options under the Plan, set forth the terms for the automatic grant of options to Non- Employee Directors, extend the term of the Plan and provide that stockholder approval of any amendments to the Plan shall not be required except for an amendment that would increase the number of securities that may be issued under the Plan.

         The Plan, as so amended and restated on December 12, 1996, is as follows:

         1. PURPOSE. The purpose of the Plan is to provide certain key employees and consultants (i.e., persons who provide management or consulting services) of the Company and the Non-Employee Directors with a proprietary interest in the Company through the granting of options which will

                  (a) increase the interest of the key employees, consultants, and Non-Employee Directors in the Company's welfare;

                  (b) furnish an incentive to the key employees, consultants, and Non-Employee Directors to continue their services for the Company; and

                  (c) provide a means through which the Company may attract able persons to enter its employ or to provide management and consulting services to the Company or to serve as Non- Employee Directors.

         2. ADMINISTRATION. The Plan will be administered and interpreted by the Board. The Board may delegate to any Committee or Committees of the Board the power and authority to grant options to any or all classes of key employees of the Company and to administer and interpret the Plan as its relates to such employees and any options granted to them.

         3. PARTICIPANTS. The Board may from time to time select the particular employees of and consultants to the Company and its Subsidiaries to whom options are to be granted. Upon each such grant, the selected employee or consultant will become a participant in the Plan. Each Non-Employee Director of the Company shall be granted an option under the Plan from time to time as provided herein and, upon the initial grant of an option, will become a participant in the Plan.

         4. SHARES SUBJECT TO PLAN. The Board may not grant options under the Plan for more than 2,050,000 shares of Common Stock of the Company, but this number may be adjusted to

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reflect, if deemed appropriate by the Board, any stock dividend, stock split, share combination, recapitalization or the like, of or by the Company. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be reoffered under the Plan.

         5. GRANT OF OPTIONS; ALLOTMENT OF SHARES.

                  (a) The Board shall determine the number of shares of Common Stock to be offered from time to time by grant of options to key employees of or consultants to the Company or its Subsidiaries. The grant of an option to a key employee or consultant shall not be deemed either to entitle the employee or consultant to, or to disqualify the employee or consultant from, participation in any other grant of options under the Plan. The Board may grant options to key employees or consultants after its amendment and restatement on December 12, 1996 and prior to stockholder approval of the Plan. If for any reason the stockholders of the Company do not approve the restated Plan at their 1997 annual meeting (or any adjournment thereof), all options granted to consultants, and all options granted to employees under the restated Plan at a time when the aggregate number of shares subject to then outstanding options exceeded the aggregate number of shares then available for issuance pursuant to the Plan, will be terminated and of no effect and all other options granted to employees during such period shall remain outstanding and shall be governed by the Plan as it existed prior to its amendment and restatement on December 12, 1996. No option that is so subject to termination may be exercised in whole or in part prior to such stockholder approval.

                  (b) On the date of his or her initial election or appointment to the Board, a Non- Employee Director of the Company shall be granted an option to purchase 5,000 shares of Common Stock of the Company. On the date of each annual stockholders meeting of the Company, each Non- Employee Director of the Company shall be granted an option to purchase 1,000 shares of Common Stock of the Company unless (i) the initial election of such Non-Employee Director is at such annual stockholders meeting or (ii) the term of such Non-Employee Director ends on such date and he or she is not elected to an additional term at such annual stockholders meeting. No option may be granted under this subsection prior to the date of the 1997 annual meeting of stockholders of the Company (or any adjournment thereof).

         6. OPTION AGREEMENTS. Options granted pursuant to the Plan shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Board but not inconsistent with the Plan. The Company shall execute stock option agreements upon instructions from the Board. Options granted under the Plan prior to its amendment and restatement on December 12, 1996 shall continue in effect in accordance with the terms of their original grant and the option agreements executed in connection therewith and, if the restated Plan is approved by stockholders of the Company at their 1997 annual meeting, shall be entitled to the benefit of any amendments to the Plan so approved that favorably modify the rights of the participants.



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         7. OPTION PRICE.

                  (a) With respect to options granted to key employees or consultants, the option price shall be not less than 100% of the fair market value per share of the Common Stock on the date of grant. The Board shall determine the fair market value of the Common Stock, and shall set forth the determination in its minutes, using any reasonable valuation method. Unless the Board determines that another valuation method should be used for a particular grant, the fair market value of the Common Stock shall be deemed to be the last sale price of the Common Stock of the Company on the major securities exchange or market on which it is traded on the last trading day immediately preceding the date of grant.

                  (b) With respect to options granted to Non-Employee Directors, the option price shall be equal to 100% of the fair market value per share of the Common Stock on the date of grant, which for these purposes shall be deemed to be the last sale price of the Common Stock of the Company on the major securities exchange or market on which it is traded on the last trading day immediately preceding the date of grant.

         8. OPTION PERIOD; VESTING.

                  (a) The Option Period for options granted to key employees and consultants will begin on the date the option is granted, which will be the date the Board authorizes the option unless the Board specifies a later date. No option may terminate later than ten years from the date the option is granted. The Board or the Committee may provide for the options to vest and become exercisable in installments and upon such other terms, conditions and restrictions as it may determine. The Board may provide for earlier termination of the option and the Option Period in the case of termination of the employment or consulting relationship, or for any other reason. If the employee or consultant dies or becomes permanently disabled (as determined in the sole discretion of the Board or Committee) while serving in the employment of or as a consultant to the Company or retires from such employment or consulting relationship at or after Normal Retirement Age, or if there occurs a Change in Control, then 100% of the shares subject to his or her options will become vested and will be available thereafter for purchase during the Option Period.

                  (b) The Option Period for options granted to a Non-Employee Director will begin on the date the option is granted and will terminate on the earlier of (i) the tenth anniversary of the date of grant; (ii) the 30th day after the Non-Employee Director is no longer a director of the Company for a reason other than death, permanent disability (as determined in the sole discretion of the Board or Committee) or retirement at or after the Normal Retirement Age; or (iii) one year after death or permanent disability (as determined in the sole discretion of the Board or Committee) of the Non-Employee Director or after his or her retirement as a director of the Company at or after the Normal Retirement Age. On the anniversary of the date of grant of each such option, 25% of the shares subject to the option will become vested and will be available thereafter for purchase during the Option Period, provided that from the date of grant through such vesting date the Non-Employee Director had served continuously as a director of the Company. If the Non-Employee Director dies or becomes permanently disabled (as determined in the sole discretion of the Board or Committee) while serving as a director of the Company or retires as a director of the Company at or after Normal Retirement Age, or if there



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occurs a Change in Control, then 100% of the shares subject to the option will become vested and will be available thereafter for purchase during the Option Period.

         9. RIGHTS OF ESTATE OR BENEFICIARIES IN EVENT OF DEATH. If a participant dies prior to termination of his or her right to exercise an option in accordance with the provisions of the Plan or his or her stock option agreement without having totally exercised the option, the option may be exercised during the remainder of the Option Period by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, provided the option is exercised prior to the date of expiration of the Option Period or one year from the date of the participant's death, whichever first occurs.

         10. PAYMENT. Full payment for shares of Common Stock purchased upon exercising an option shall be made in cash or by check at the time of exercise, or on such other terms as are set forth in the applicable option agreement. No shares of Common Stock may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.

         11. EXERCISE OF OPTION. Unless otherwise provided in this Plan, all options granted under the Plan may be exercised during the Option Period at such times, in such amounts, in accordance with such terms and subject to such restrictions as are set forth in the applicable stock option agreements. In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured.

         12. CAPITAL ADJUSTMENTS AND REORGANIZATIONS. The number of shares of Common Stock covered by each outstanding option granted under the Plan (including those held by Non-Employee Directors) and the option price may be adjusted to reflect, as deemed appropriate by the Board, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company. The number of shares to be made the subject of an initial grant and annual grants to Non-Employee Directors, as set forth in Section 5 hereof, shall not be adjusted for any stock dividend or stock split that may occur prior to the grant, but shall be adjusted to reflect any share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company that occurs prior to the grant, in the same manner as outstanding options held by all participants are adjusted by the Board. If a Change of Control shall occur, the holder of an option will be entitled to receive, for the aggregate exercise price payable upon exercise of his or her option and in lieu of the Common Stock or other consideration otherwise issuable to him or her upon exercise of the option, the same kind and amount of securities or assets as may be distributable, in or pursuant to the transaction or transactions resulting in the Change of Control, to a holder of the same number of outstanding shares of Common Stock of the Company as the number of shares of Common Stock of the Company that are subject to the option immediately prior to such transaction or transactions.

         13. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, options granted to a participant may be exercised only by the participant.

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         14. INTERPRETATION. The Board shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Board may rescind and amend its rules and regulations.

         15. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would materially increase the number of securities that may be issued under the Plan must be approved by the stockholders of the Company. The Plan may not be amended more than once in any six-month period to modify any of the terms or provisions of the Plan relating to options granted or that may be granted to Non-Employee Directors, unless the amendment is required to comply with changes in tax laws and regulations or with laws and regulations governing employee benefit plans and programs.

         16. EFFECT OF PLAN. Neither the adoption of the Plan nor any action of the Board shall be deemed to give any officer, employee, or consultant or director any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Board and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein and in the Plan.

         17. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on April 10, 2009. The Board may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms (subject to the condition of obtaining stockholder approval with respect to certain options as set forth in Section 5(a)).

         18. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Change of Control" means any sale of substantially all of the assets of the Company, or any merger, consolidation or corporate reorganization of the Company, or any tender offer or exchange offer for stock of the Company, as a result of which the holders of Common Stock of the Company immediately prior to the consummation of such transactions or series of transactions own or could own capital stock representing less than 50.1% of the equity or less than 50.1% of the voting power of all classes of stock of the surviving, resulting or purchasing corporation that is outstanding immediately following the consummation thereof.

                  (c) "Committee" means any committee of the Board to which it has delegated the power and authority to grant options to any or all classes of key employees of the Company and to administer and interpret the Plan as its relates to such employees or consultants and any options granted to them.

                  (d) "Common Stock" means the Company's Common Stock, $.01 par value, which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

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                  (e) "Non-Employee Director" means an independent director who:

                           (1) Is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary;

                           (2) Does not receive compensation, either directly or indirectly, from the Company or a Subsidiary for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which the disclosure would be required under the Securities Acts;

                           (3) Does not possess an interest in any other transaction for which disclosure would be required under the Securities Acts; and

                           (4) Is not engaged in a business relationship for which disclosure would be required pursuant to the Securities Acts.

                  (f) "Nonqualified Option" means an option granted under the Plan which is not intended to be an option that satisfies the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.

                  (g) "Normal Retirement Age" means the age established by the Board from time to time as the normal age for retirement of a director or employee, as applicable. In the absence of a determination by the Board, the Normal Retirement Age of Non-Employee Directors shall be deemed to be 70 years of age and, for all other participants, shall be deemed to be 65 years of age.

                  (h) "Option Period" means the period beginning on the date of grant of an option and terminating on the last day an option may be exercised, as provided in the Plan or, if applicable, the related stock option agreement.

                  (i) "Plan" means the NCI Building Systems, Inc. Nonqualified Stock Option Plan, as amended and restated as of December 12, 1996, as hereafter amended from time to time.

                  (j) "Securities Acts" means the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and the regulations issued thereunder.

                  (k) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.





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